                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No.______)

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [X] Preliminary Proxy Statement.

     [  ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

     [  ] Definitive Proxy Statement

     [  ] Definitive Additional Materials.

     [  ] Soliciting Material Pursuant to ss.240.14a-12

                     TORTOISE CAPITAL RESOURCES CORPORATION
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

     Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee  computed on table below per  Exchange  Act Rules  14a-6(i)(1)  and
         0-11.

         (1)  Title of each class of securities to which transaction applies:

         (2)  Aggregate number of securities to which transaction applies:

         (3)  Per unit price or other underlying  value of transaction  computed pursuant to Exchange  Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         (4)  Proposed maximum aggregate value of transaction:

         (5)  Total fee paid:

         [ ] Fee paid previously with preliminary materials.

         [ ] Check box if any part of the fee is offset as  provided by Exchange
         Act Rule  0-11(a)(2)  and identify the filing for which the  offsetting fee was paid  previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

             (1) Amount Previously Paid:

             (2) Form, Schedule or Registration Statement No.:

              (3) Filing Party:

              (4) Date Filed:

                                 [TORTOISE LOGO]

                     TORTOISE CAPITAL RESOURCES CORPORATION
                        10801 Mastin Boulevard, Suite 222
                           Overland Park, Kansas 66210

                                ___________, 2008

Dear Fellow Stockholder:

You are  cordially  invited  to attend the annual  meeting  of  stockholders  of
Tortoise Capital Resources Corporation (the "Company") on Monday, April 21, 2008
at 11:00 a.m.,  Central Time, at The Doubletree Hotel,  10100 College Boulevard,
Overland Park, KS 66210.

The matters  scheduled for  consideration at the meeting are the election of one director  of the  Company,  the grant of  authority  to the  Company to sell its common shares for less than net asset value, subject to certain conditions,  the grant of authority to the Company to sell warrants or options to acquire  common shares,  and the  ratification  of the  selection  of  Ernst & Young  LLP as the independent registered public accounting firm of the Company for its fiscal year ending  November  30,  2008,  as more  fully  discussed  in the  enclosed  proxy statement.

We have asked shareholders to consider granting authority to the Company to sell its common  shares for less than net asset value and to sell warrants or options to  acquire  common  shares  because  we  expect  that  periodically  we will be presented with attractive  investment  opportunities to acquire  securities that require  the  Company to make its  investment  commitment  quickly.  Because the
Company  generally  attempts  to remain  fully  invested  and does not intend to maintain  excess cash for the purpose of making these  investments,  the Company may be unable to capitalize on investment  opportunities  presented to it unless it quickly raises capital. Each of these two proposals give us another strategic method to raise capital to take advantage of attractive investment opportunities which we believe will be beneficial to all shareholders.

Enclosed  with this  letter  are  answers  to  questions  you may have about the proposals,  the formal  notice of the meeting,  the Company's  proxy  statement, which gives detailed information about the proposals and why the Company's Board of  Directors  recommends  that you vote to approve each of the  proposals,  the actual  proxy for you to sign and  return  and the  Company's  Annual  Report to stockholders  for the fiscal year ended  November 30, 2007,  which  includes the information  required by Rule 14a-3 of the  Securities  Exchange Act of 1934. If
you have any questions about the enclosed proxy or need any assistance in voting your shares, please call 1-866-362-9331.

Your vote is important.  Please complete, sign, and date the enclosed proxy card and  return it in the  enclosed  envelope.  This will  ensure  that your vote is counted, even if you cannot attend the meeting in person.

                                   Sincerely,

                                   David J. Schulte
                                   Chief Executive Officer

                     TORTOISE CAPITAL RESOURCES CORPORATION

                       ANSWERS TO SOME IMPORTANT QUESTIONS

Q. WHAT AM I BEING ASKED TO VOTE "FOR" ON THIS PROXY?

         A.  This  proxy  contains  five  proposals  from the  Company:  (i) the election of one  director to serve  until the 2011 Annual  Stockholder  Meeting;
(ii) the grant of  authority  to the Company to sell its common  shares for less than net  asset  value,  subject  to  certain  conditions;  (iii)  the  grant of authority to the Company to sell warrants or options to acquire  common  shares, and (iv) the  ratification  of Ernst & Young  LLP as the  Company's  independent registered public accounting firm. Stockholders of the Company may also transact such other business as may properly come before the meeting.

Q. HOW DOES THE BOARD OF DIRECTORS SUGGEST THAT I VOTE?

         A. The Board of Directors  unanimously  recommends  that you vote "FOR"
all proposals on the enclosed proxy card.

Q. HOW CAN I VOTE?

         A. You can vote by  completing,  signing  and dating  your  proxy,  and mailing it in the enclosed envelope. You also may vote in person if you are able to attend the meeting.  However, even if you plan to attend the meeting, we urge you to cast your vote by mail. That will ensure that your vote is counted should your plans change.

        This information summarizes information that is included in more detail in the Proxy Statement. We urge you to
                   read the entire Proxy Statement carefully.

                   If you have questions, call 1-866-362-9331.

                     TORTOISE CAPITAL RESOURCES CORPORATION
                        10801 Mastin Boulevard, Suite 222
                           Overland Park, Kansas 66210

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Tortoise Capital Resources Corporation:

NOTICE IS HEREBY  GIVEN that the  Annual  Meeting of  Stockholders  of  Tortoise
Capital Resources Corporation,  a Maryland corporation (the "Company"),  will be held on Monday,  April 21,  2008 at 11:00 a.m.  Central  Time at The  Doubletree
Hotel,  10100  College  Boulevard,  Overland  Park,  KS 66210 for the  following purposes:

     1.  To elect one  director  of the  Company,  to hold  office for a term of three years and until his successor is duly elected and qualified;

     2.  To grant the Company the  authority to sell its common  shares for less than net asset value, subject to certain conditions;

     3.  To grant the  Company  the  authority  to sell  warrants  or options to acquire common shares; and

     4.  To  ratify  the  selection  of  Ernst  & Young  LLP as the  independent registered  public  accounting  firm of the Company for its fiscal year ending November 30, 2008.

The foregoing  items of business are more fully described in the Proxy Statement accompanying this Notice.

Stockholders may also transact any other business that properly comes before the meeting.

Stockholders  of record as of the close of  business  on  February  13, 2008 are entitled  to  notice  of and to  vote at the  meeting  (or  any  adjournment  or postponement of the meeting).

                                By Order of the Board of Directors of the Company,

                                Connie J. Savage
                                Secretary
____________, 2008
Overland Park, Kansas

All stockholders are cordially invited to attend the meeting in person.  Whether or not you expect to attend the meeting, please complete,  date, sign and return
the   enclosed   proxy  as   promptly  as  possible  in  order  to  ensure  your
representation at the meeting. A return envelope (with postage prepaid if mailed in the United States) is enclosed for that purpose.  Even if you have given your proxy,  you may still  vote in person if you attend the  meeting.  Please  note, however,  that if your  shares  are held of record  by a  broker,  bank or other nominee  and you wish to vote at the  meeting,  you must  obtain from the record holder a proxy issued in your name.

                     TORTOISE CAPITAL RESOURCES CORPORATION
                        10801 Mastin Boulevard, Suite 222
                           Overland Park, Kansas 66210

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 21, 2008

     This  proxy  statement  is being sent to you by the Board of  Directors  of
Tortoise Capital Resources  Corporation (the "Company").  The Board of Directors
is asking you to complete and return the enclosed proxy,  permitting your shares of the Company to be voted at the annual  meeting of  stockholders  called to be held on April 21, 2008.  The Board of Directors  has fixed the close of business
on  February  13,  2008  as  the  record  date  (the  "record   date")  for  the
determination  of stockholders  entitled to notice of and to vote at the meeting and at any adjournment thereof as set forth in this proxy statement.  This proxy statement,  the enclosed proxy and the Company's  Annual Report to  stockholders for the fiscal year ended  November 30,  2007,  which  includes the  information required by Rule 14a-3 of the  Securities  Exchange Act of 1934 (the  "Report"),
are first being mailed to stockholders on or about __________, 2008.

         The Company's reports filed with the Securities and Exchange Commission
("SEC")      can     be     accessed      on     the      Company's      website
(www.tortoiseadvisors.com/tto.cfm) or on the SEC's website (www.sec.gov).

                                  PROPOSAL ONE

                            ELECTION OF ONE DIRECTOR

     The Board of  Directors  of the  Company  unanimously  nominated  Conrad S.
Ciccotello  following a recommendation by the Nominating,  Corporate  Governance and  Compensation  Committee  of the  Company,  for  election as director at the annual meeting of  stockholders  of the Company.  Mr.  Ciccotello is currently a director of the Company,  has consented to be named in this proxy  statement and has agreed to serve if elected.  The  Company has no reason to believe  that Mr.
Ciccotello will be unavailable to serve.

     The  persons  named on the  accompanying  proxy card  intend to vote at the meeting  (unless  otherwise  directed)  "FOR" the election of Mr.  Ciccotello as director  of  the  Company.  Currently,  the  Company  has  five  directors.  In accordance with the Company's Articles of Incorporation,  its Board of Directors
is divided  into three  classes of  approximately  equal size.  The terms of the directors of the different classes are staggered.  The terms of Terry C. Matlack and  Charles  E.  Heath  expire  on the  date  of the  2009  annual  meeting  of stockholders  and the terms of H. Kevin Birzer and John R. Graham  expire on the date of the 2010 annual meeting of stockholders.

     In  accordance  with the  Company's  Bylaws  ("Bylaws"),  each share of the
Company's  common  stock  may be voted  for as many  individuals  as  there  are directors  to be elected.  Thus,  each common  share is entitled one vote in the election of Mr. Ciccotello. Stockholders do not have cumulative voting rights.

     If elected,  Mr.  Ciccotello will hold office until the 2011 annual meeting of  stockholders  and until his successor is duly elected and qualified.  If Mr.
Ciccotello  is unable to serve  because  of an event  not now  anticipated,  the persons named as proxies may vote for another person designated by the Company's
Board of Directors.

     The following  table sets forth each Board  member's name, age and address;
position(s)  with the Company and length of time  served;  principal  occupation during the past five years;  the number of  portfolios  in the Fund Complex that each Board member oversees and other public company  directorships  held by each
Board member.  The Investment  Company Act of 1940, as amended (the "1940 Act"), requires the term "Fund Complex" to be defined to include registered  investment
companies  advised  by  the  Company's  investment  adviser,   Tortoise  Capital
Advisors,  L.L.C.  (the  "Adviser").  As of  __________,  2008, the Fund Complex
included  the  Company,  Tortoise  Energy  Infrastructure  Corporation  ("TYG"),
Tortoise  Energy Capital  Corporation  ("TYY"),  Tortoise North American  Energy
Corporation  ("TYN"),  Tortoise Total Return Fund, LLC ("TTRF") and Tortoise Gas
and Oil  Corporation  ("TGOC"),  but does not include  Tortoise Power and Energy
Income Company ("TPZ").  TPZ has registered as an investment company but not yet commenced  operations and its advisory agreement with the Adviser has not become effective.

                                          Nominee For Director Who Is Independent:

                                                                                          Number of      Other Public
                                 Positions(s) Held                                      Portfolios in       Company
                                  With The Company                                      Fund Complex     Directorships
                                   and Length of           Principal Occupation          Overseen by        Held by
    Name, Age and Address           Time Served           During Past Five Years           Director         Director
    ----------------------       -----------------        ----------------------       ---------------- ------------
Conrad S. Ciccotello*, 47       Director of the       Tenured Associate Professor of         Six             None
10801 Mastin Blvd.              Company since its     Risk Management and Insurance,
Suite 222                       inception in 2005.    Robinson College of Business,
Overland Park, KS  66210                              Georgia State University
                                                      (faculty    member   since
                                                      1999);     Director     of
                                                      Graduate          Personal
                                                      Financial         Planning
                                                      Programs. Formerly Editor,
                                                      Financial  Services Review
                                                      (2001-2007)  (an  academic
                                                      journal  dedicated  to the
                                                      study    of     individual
                                                      financial     management).
                                                      Formerly,  faculty member,
                                                      Pennsylvania         State
                                                      University (1997-1999).

*Mr. Ciccotello has also served as a Director of each of TYG, TYY, TYN, TTRF and
TGOC since its inception  (TYG inception in 2003; TYY and TYN inception in 2005;
TTRF and TGOC inception in 2007).

                    Remaining Directors Who Are Independent:
                                                                                          Number of      Other Public
                                 Positions(s) Held                                      Portfolios in       Company
                                  With The Company                                      Fund Complex     Directorships
                                   and Length of           Principal Occupation          Overseen by        Held by
    Name, Age and Address           Time Served           During Past Five Years           Director         Director
    ----------------------       -----------------        ----------------------       ---------------- ------------
John R. Graham*, 62             Director of the       Executive-in-Residence and             Six        Kansas State
10801 Mastin Blvd.              Company since its     Professor of Finance                              Bank
Suite 222                       inception.            (Part-time), College of
Overland Park, KS  66210                              Business Administration,
                                                      Kansas State University (has
                                                      served as a professor or
                                                      adjunct professor since 1970);
                                                      Chairman of the Board,
                                                      President and CEO, Graham
                                                      Capital Management, Inc.
                                                      (primarily a real estate
                                                      development, investment and
                                                      venture capital company) and
                                                      Owner of Graham Ventures (a
                                                      business services and venture
                                                      capital firm); Part-time Vice
                                                      President Investments, FB
                                                      Capital Management, Inc. (a
                                                      registered investment
                                                      adviser), since 2007.
                                                      Formerly, CEO, Kansas Farm
                                                      Bureau Financial Services,
                                                      including seven affiliated
                                                      insurance or financial service
                                                      companies (1979-2000).
Charles E. Heath*, 65           Director of the       Retired in 1999.  Formerly,            Six             None
10801 Mastin Blvd.              Company since its     Chief Investment Officer, GE
Suite 222                       inception.            Capital's Employers
Overland Park, KS  66210                              Reinsurance Corporation
                                                      (1989-1999);     Chartered
                                                      Financial  Analyst ("CFA")
                                                      designation since 1974.

*Mr.  Graham and Mr. Heath have also served as  Directors  of each of TYG,  TYY,
TYN, TTRF and TGOC since its inception.

                 Remaining Directors Who Are Interested Persons:

                                                                                          Number of      Other Public
                                 Positions(s) Held                                      Portfolios in       Company
                                  With The Company                                      Fund Complex     Directorships
                                   and Length of           Principal Occupation          Overseen by        Held by
    Name, Age and Address           Time Served           During Past Five Years           Director         Director
    ----------------------       -----------------        ----------------------       ---------------- ------------
H. Kevin Birzer*,48             Director and          Managing Director of the               Six             None
10801 Mastin Blvd.              Chairman of the       Adviser since 2002; Partner,
Suite 222                       Board of the          Fountain Capital Management,
Overland Park, KS  66210        Company since its     L.L.C. ("Fountain Capital"), a
                                inception.            registered investment adviser
                                                      (1990 - present). Formerly,
                                                      Vice President, Corporate
                                                      Finance Department, Drexel
                                                      Burnham Lambert (1986-1989);
                                                      and Vice President, F. Martin
                                                      Koenig & Co. (1983- 1986).

Terry C. Matlack*, 52           Director and Chief    Managing Director of the               Six             None
10801 Mastin Blvd.              Financial Officer     Adviser since 2002; Full-time
Suite 222                       of the Company        Managing Director, Kansas City
Overland Park, KS  66210        since its             Equity Partners LC ("KCEP"), a
                                inception;            private equity firm (2001-
                                Assistant Treasurer   2002). Formerly, President,
                                of the Company        GreenStreet Capital (1995 -
                                since its             2001); CFA designation since
                                inception; Chief      1985.
                                Compliance Officer
                                of the Company from
                                its inception
                                through May 2006.

*Mr.  Birzer  and  Mr.  Matlack,  as  principals  of the  Adviser,  are  each an
"interested  person" of the Company, as that term is defined in Section 2(a)(19)
of the 1940 Act.  Mr.  Birzer has also served as a Director  and Chairman of the
Board of each of TYG, TYY, TYN, TTRF and TGOC since its  inception.  Mr. Matlack has also served as a Director and Chief  Financial  Officer of each of TYG, TYY,
TYN, TTRF and TGOC since its inception,  as Assistant  Treasurer of each of TTRF and TGOC since its  inception,  and of each of TYG,  TYY and TYN since  November
2005,  as Treasurer  of each of TYG, TYY and TYN from its  inception to November
2005,  and as  Chief  Compliance  Officer  of each of TYG,  TYY and TYN from its inception through May 2006.

                      Information About Executive Officers

         Mr. Birzer is the Chairman of the Board of the Company and Mr.  Matlack
is the Chief  Financial  Officer and  Assistant  Treasurer of the  Company.  The
preceding  tables give more  information  about Mr. Birzer and Mr. Matlack.  The following  table  sets  forth  each  other  officer's  name,  age  and  address;
position(s)  held  with  the  Company  and  length  of  time  served;  principal occupation  during the past five  years;  the number of  portfolios  in the Fund
Complex overseen by each officer and other public company  directorships held by each officer.  Each officer  serves until his successor is elected and qualified or until his resignation or removal.  As principals of the Adviser,  each of the following  officers are  "interested  persons" of the  Company,  as that term is defined  in  Section  2(a)(19)  of the 1940 Act.  Additionally,  other  than Mr.
Russell,  each of the following  officers also serves as an officer of TYG, TYY,
TYN, TTRF and TGOC.

                                                                                         Number of      Other Public
                                 Position(s) Held                                      Portfolios in       Company
                                 With The Company                                      Fund Complex     Directorships
                                   and Length of          Principal Occupation          Overseen by        Held by
     Name, Age and Address          Time Served          During Past Five Years           Officer          Officer
     ---------------------       -----------------       ----------------------       ---------------  -----------
David J. Schulte, 46            Chief Executive      Managing Director of the               Six             None
10801 Mastin Blvd.,             Officer since        Adviser since 2002; Full-time
Suite 222                       inception;           Managing Director, KCEP
Overland Park, KS 66210         President from       (1993-2002); CFA designation
                                inception to April   since 1992.
                                2007.
Zachary A. Hamel, 42            Senior Vice          Managing Director of the               Six             None
10801 Mastin Blvd.,             President since      Adviser since 2002; Partner,
Suite 222                       inception;           Fountain Capital
Overland Park, KS 66210         Secretary from       (1997-present).
                                inception to April
                                2007.
Kenneth P. Malvey, 41           Senior Vice          Managing Director of the               Six             None
10801 Mastin Blvd.,             President and        Adviser since 2002; Partner,
Suite 222                       Treasurer since      Fountain Capital
Overland Park, KS 66210         inception.           (2002-present).  Formerly,
                                                     Investment Risk Manager and
                                                     member of the Global Office
                                                     of     Investments,      GE
                                                     Capital's         Employers
                                                     Reinsurance     Corporation
                                                     (1996-2002).
Edward Russell, 44              President since      Senior Investment Professional         One             None
10801 Mastin Blvd.,             April 2007.          of the Adviser since 2006;
Suite 222                                            formerly Managing Director
Overland Park, KS 66210                              (1999-2006) in investment
                                                     banking    department    of
                                                     Stifel, Nicolaus & Company,
                                                     Incorporated,   responsible
                                                     for all of the  energy  and
                                                     power         transactions,
                                                     including  all of the  debt
                                                     and  equity   transactions,
                                                     prior   to   joining    the
                                                     Adviser,  for  three of the
                                                     closed-end   public   funds
                                                     managed  by  the   Adviser,
                                                     starting   with  the  first
                                                     public  equity  offering in
                                                     February   2004,   and  the
                                                     first   private   placement
                                                     transaction     for     the
                                                     Company.

                      Committees Of The Board Of Directors

     The Company's  Board of Directors  currently has four standing  committees:
(i) the Executive Committee;  (ii) the Audit and Valuation Committee;  (iii) the
Nominating,  Corporate  Governance  and  Compensation  Committee;  and  (iv) the
Compliance Committee.  Currently, Mr. Ciccotello,  Mr. Graham and Mr. Heath (all
of the Company's  independent  directors)  are the sole members of the Audit and

Valuation  Committee,  the  Nominating,  Corporate  Governance and  Compensation
Committee  and the  Compliance  Committee.  The  Company's  Executive  Committee
currently consists of Mr. Birzer and Mr. Matlack.

     o    Executive  Committee.  The Company's Executive Committee has authority to exercise the powers of the Board (i) to address  emergency  matters where  assembling the full Board in a timely manner is  impracticable, or (ii) to address matters of an administrative or ministerial nature.
          Messrs.  Birzer and Matlack are "interested persons" of the Company as defined by Section 2(a)(19) of the 1940 Act.

     o    Audit and  Valuation  Committee.  The  Company's  Audit and  Valuation
          Committee was  established in accordance  with Section  3(a)(58)(A) of the Securities  Exchange Act of 1934, as amended (the "Exchange Act"), and  operates  under a written  charter  adopted  and  approved by the
          Board,  a current copy of which is available on the Company's  website
          (www.tortoiseadvisors.com/tto.cfm) and in print to any shareholder who requests  it  from  the  Secretary  of the  Company  at  10801  Mastin
          Boulevard,  Suite 222,  Overland  Park,  Kansas  66210.  The Audit and
          Valuation  Committee:  (i)  approves and  recommends  to the Board the election,  retention  or  termination  of the  independent  registered public  accounting firm (the  "independent  auditors");  (ii) approves services to be rendered by the  independent  auditors and monitors the independent  auditors'  performance;  (iii) reviews the results of the
          Company's  audit;  (iv)  determines  whether to recommend to the Board that the  Company's  audited  financial  statements be included in the
          Company's Annual Report;  (v) reviews the portfolio Company valuations proposed by the Adviser's investment  committee;  and (vi) responds to other matters as outlined in the Committee's  Charter.  Each Audit and
          Valuation  Committee  member is "independent" as defined under the New
          York  Stock  Exchange  listing  standards,  and none  are  "interested persons"  of the  Company  as  defined  in the 1940 Act.  The Board of
          Directors  has  determined  that  Conrad  S.  Ciccotello  is an "audit committee financial expert." In addition to his experience  overseeing or assessing the performance of companies or public  accountants  with respect  to the  preparation,  auditing  or  evaluation  of  financial statements, Mr. Ciccotello has a Ph.D. in Finance.

     o    Nominating,  Corporate  Governance  and  Compensation  Committee.  The
          Company's Nominating,  Corporate Governance and Compensation Committee
          operates under a written  charter adopted and approved by the Board, a
          current  copy  of  which  is  available  on  the   Company's   website
          (www.tortoiseadvisors.com/tto.cfm) and in print to any shareholder who requests  it  from  the  Secretary  of the  Company  at  10801  Mastin
          Boulevard,  Suite 222,  Overland Park,  Kansas 66210.  The Nominating,
          Corporate  Governance  and  Compensation  Committee:   (i)  identifies
          individuals  qualified to become Board  members and  recommends to the
          Board  the  director   nominees   for  the  next  annual   meeting  of
          stockholders  and to fill any  vacancies;  (ii) monitors the structure and  membership  of  Board  committees  and  recommends  to the  Board director  nominees  for  each  committee;  (iii)  reviews  issues  and developments  related to corporate  governance issues and develops and
          recommends  to  the  Board   corporate   governance   guidelines   and
          procedures;  (iv)  evaluates  and makes  recommendations  to the Board regarding  director  compensation;  (v) oversees the evaluation of the
          Board  and  management;  (vi) has the sole  authority  to  retain  and terminate any search firm used to identify director  candidates and to approve the search firm's fees and other  retention  terms,  though it has yet to exercise  such  authority;  and (vii) may not  delegate its authority.  The  Nominating,  Corporate  Governance  and  Compensation
          Committee will consider  stockholder  recommendations for nominees for membership  to the Board so long as such  recommendations  are made in
          accordance  with  the  Company's  Bylaws.   Nominees   recommended  by
          stockholders  in  compliance  with the Bylaws of the  Company  will be

                                       8

          evaluated  on the  same  basis  as other  nominees  considered  by the
          Nominating,   Corporate   Governance   and   Compensation   Committee.
          Stockholders should see "Stockholder Proposals and Nominations for the
          2008 Annual Meeting" below for information  relating to the submission by stockholders of nominees and matters for consideration at a meeting of the  Company's  stockholders.  The  Company's  Bylaws  require  all directors  and nominees for  directors  (i) to be at least 21 years of age  and  have  substantial  expertise,  experience  or  relationships relevant to the business of the  Company,  and (ii) to have a master's degree in economics,  finance,  business administration or accounting, to have a  graduate  professional  degree  in law  from an  accredited university  or college in the United States or the  equivalent  degree from an equivalent  institution of higher learning in another country, to have a certification  as a public  accountant in the United States, to be deemed an "audit  committee  financial  expert"  as such term is defined in item 401 of Regulation S-K as promulgated by the SEC, or to be a  current  director  of the  Company.  The  Nominating,  Corporate
          Governance  and  Compensation  Committee  has the sole  discretion  to determine if an individual  satisfies  the  foregoing  qualifications.
          Each  Nominating,  Corporate  Governance  and  Compensation  Committee
          member is  "independent"  as defined under the New York Stock Exchange listing standards and none are "interested  persons" of the Company as defined in the 1940 Act.

     o    Compliance Committee. The Company formed this committee in April 2007.
          Each committee  member is  "independent" as defined under the New York
          Stock Exchange listing standards, and none are "interested persons" of the  Company  as  defined in the 1940 Act.  The  Company's  Compliance
          Committee operates under a written charter adopted and approved by the
          Board. The committee reviews and assesses management's compliance with applicable securities laws, rules and regulations; monitors compliance with the  Company's  Code of Ethics;  and handles other matters as the
          Board or committee chair deems appropriate.

     The following  table shows the number of Board and committee  meetings held during the fiscal year ended November 30, 2007:

         Board of Directors                                                 8
         Executive Committee                                                1
         Audit and Valuation Committee                                      2
         Nominating, Corporate Governance and Compensation Committee        3
         Compliance Committee                                               1

     During the 2007 fiscal  year,  all  directors  attended at least 75% of the aggregate of (i) the total  number of meetings of the Board,  and (ii) the total number of meetings held by all committees of the Board on which they served. The
Company does not have has a policy with respect to Board  member  attendance  at annual meetings. All of the directors of the Company attended the Company's 2007 annual meeting.

     The Company has designated  Conrad S. Ciccotello as the presiding  director to preside at all executive sessions of the Company's non-management  directors.
Executive sessions of the Company's  non-management  directors are held at least twice a year.  Stockholders and any interested parties may communicate  directly with Mr. Ciccotello, or with the non-management directors as a group, by writing to the  Secretary  of the  Company  at its  principal  office  at  10801  Mastin
Boulevard, Suite 222, Overland Park, Kansas 66210.

     Director Compensation Table

         The Company does not compensate any of its directors who are interested persons,  nor does the Company  compensate  any of its  officers.  The following table sets forth certain  information with respect to the  compensation  paid by the  Company  and the Fund  Complex  during  fiscal  2007 to each of the current independent  directors  for their  services as a director.  The Company does not have any retirement or pension plans, and no director  received any compensation from us other than in cash.

                                                     Pension or
                                                     Retirement                        Total
                                                      Benefits                      Compensation
                                                     Accrued as  Estimated         from Company and
                                  Aggregate           Part of      Annual            Fund Complex
       Name of Person,        Compensation from       Company  Benefits Upon           Paid to
          Position               Company (1)          Expenses   Retirement          Directors (2)
          --------               -----------          --------   ------------       -------------
Independent Persons
Conrad S. Ciccotello             $31,000                 $0              $0        $145,000
John R. Graham                   $26,000                 $0              $0        $124,000
Charles E. Heath                 $28,000                 $0              $0        $132,000

(1) No amounts have been  deferred  for any of the persons  listed in the table.
(2) Fund Complex includes the Company, TYG, TYY, TYN, TTRF and TGOC.

     For the current fiscal year, each independent  director receives from us an annual  retainer of $12,000 and a fee of $2,000 for each meeting of the Board or
Audit and  Valuation  Committee  he or she attends in person (or $1,000 for each
Board or Audit and Valuation Committee meeting attended  telephonically,  or for each Audit and Valuation  Committee  meeting  attended in person that is held on the same day as a Board meeting).  Independent directors also receive $1,000 for each other committee  meeting attended in person or  telephonically  (other than
Audit and Valuation Committee meetings). The Chairman of the Audit and Valuation
Committee receives an additional annual retainer of $4,000. Each other committee chairman  receives an  additional  annual  retainer of $1,000.  The  independent directors  are  reimbursed  for expenses  incurred as a result of  attendance at meetings of the Board and Board committees.

Required Vote

     Mr.  Ciccotello will be elected by the vote of a plurality of all shares of common stock of the Company present at the meeting,  in person or by proxy. When there is one  vacancy for  director,  as is the case here,  a vote by  plurality means the nominee with the highest  number of affirmative  votes,  regardless of the votes  withheld for that  candidate,  will be elected.  Therefore,  withheld votes and broker  non-votes,  if any,  will not be counted  towards a  nominee's achievement  of a  plurality.  Each common  share is entitled to one vote in the election of Mr. Ciccotello.

BOARD RECOMMENDATION

     The Board of Directors of the Company unanimously  recommends  stockholders of the Company vote "for" Mr. Ciccotello as a director.

                                  PROPOSAL TWO

                         APPROVAL TO SELL COMMON SHARES
                              BELOW NET ASSET VALUE

         Under the 1940 Act,  the Company may sell common  shares in  subsequent offerings  and invest the proceeds from such  offerings in  accordance  with its investment  objectives,  so long as the net  sale  price to the  Company  (after deduction of underwriting  fees,  commissions and offering expenses) is at least equal to the net asset  value  per  share  (the  "NAV")  of its  common  shares.
Additionally,  the 1940 Act permits the Company to sell its common  shares below
NAV with the  consent of a majority of its common  stockholders.  The Company is seeking  approval  of this  proposal  so that it may,  in one or more  public or private  offerings  of its common  stock,  sell shares of its common  stock at a price  below its then  current  NAV per share,  subject  to  certain  conditions discussed below. If approved,  the authorization would be effective for a period expiring  on the date of the  Company's  2009  Annual  Meeting of  Stockholders,
expected  to be held  in  April  2009.  The  stockholders  of the  Company  have previously  granted the Company the authority to sell its shares below NAV. This authority extended through December 20, 2007.

         The Board of Directors of the Company  believes that the ability of the
Company to issue its common shares below NAV in certain  instances  will benefit all  of  the  Company's  stockholders.  The  Company  expects  to  be  presented periodically  with attractive  opportunities to acquire  securities that require the  Company to make its  investment  commitment  quickly.  Because  the Company generally attempts to remain fully invested and does not intend to maintain cash for the  purpose  of making  these  investments,  the  Company  may be unable to capitalize on investment  opportunities presented to it unless it quickly raises capital.  The  market  value  of  the  Company's  common  shares,  however,  may periodically fall below its NAV, which is not uncommon for closed-end funds such as the  Company.  If this  happens,  absent the approval of this  proposal,  the
Company will not be able to effectively  access capital  markets to enable it to take advantage of attractive investment opportunities. The Board of Directors of the Company has approved submitting this proposal to the Company's  stockholders for their approval.

         The following table sets forth a comparison, as of the last day of each of the Company's  fiscal  quarters ended in 2007, of the Company's NAV per share and the comparable  closing price of the Company's  common stock, as reported on the New York Stock Exchange.

                                                                     Closing
Fiscal Quarter Ending                                    NAV         Price(1)
---------------------                                    ---         --------
November 30, 2007                                     $13.76         $11.66
August 31, 2007                                       $13.77         $14.45
May 31, 2007                                          $14.05         $17.85
February 28, 2007                                     $13.84         $14.50

     (1) The Company began trading on the NYSE on February 2, 2007.

     Approval of this proposal  would give the Company the  opportunity to raise cash and purchase  attractively  priced securities even if the net sale price to the Company of its common  shares is below NAV. The Company does not  anticipate selling  common  shares below NAV unless the Company has  identified  attractive near term investment  opportunities that the directors,  including a majority of disinterested  directors,  as defined in the 1940 Act,  reasonably  believe will lead to a long-term increase in stockholder  distributions,  which distributions may  include a return of capital.  The Board of  Directors  of the Company  will evaluate  whether the sale of common  shares  below NAV  achieved  the  intended results.

         Upon  stockholder  approval,  the Company will only sell common  shares below NAV if all of the following conditions are met:

                                       10

     1. The per share offering price,  before  deduction of  underwriting  fees, commissions  and offering  expenses,  will not be less than the NAV per share of the Company's  common stock,  as determined at any time within two business days prior to the pricing of the common stock to be sold in the offering.

     2. Immediately  following each offering,  after deducting offering expenses and underwriting fees and commissions, the NAV per share of the Company's common stock,  as  determined at any time within two business days prior to the pricing of the common  stock to be sold,  would not have been  diluted by greater than a total of 4% of the NAV per share of all outstanding  common stock as a result of such  offering.  The Company  will not be subject to a maximum  number of shares that can be sold, a defined minimum sales price per share in any offering,  or a maximum  number of offerings it can make so long as for each offering the number of shares offered and the price at which such shares are sold together would not result in dilution of the NAV per share of the Company's  common stock in excess of the 4% limitation described above.

     3. A majority of the Company's independent directors makes a determination, based on information and a recommendation from the Adviser, that they reasonably expect that the  investment(s) to be made with the net proceeds of such issuance will lead to a long-term increase in distribution growth.

     As discussed below under the caption "More  Information About the Meeting -
Investment  Advisory  Agreement,"  the  Adviser  is paid a fee  based  upon  the
Company's  average  monthly Managed Assets (as defined  below).  Therefore,  the
Adviser's  interest in  determining  whether to recommend that the Company issue common  shares below NAV may conflict  with the interests of the Company and its stockholders,  as such an issuance  will result in an increase in the  Company's
Managed  Assets and  ultimately  in the fee paid to the Adviser.  The Adviser is controlled  directly or indirectly by officers and the two interested  directors of the Company, among others. For that reason, any issuance of shares at a price below NAV must be approved by a majority of the disinterested directors.

     Before  voting on this  proposal  or  giving  proxies  with  regard to this matter,  common stockholders should consider the dilutive effect of the issuance of shares of the  Company's  common  stock at less than NAV per share on the NAV per outstanding share of common stock. Any sale of common stock at a price below
NAV would result in an immediate  dilution of the NAV per  outstanding  share to existing  common  stockholders  of as much as 4%. There is a connection  between common share sale price and NAV because when stock is sold at a sale price below
NAV per share, the resulting increase in the number of outstanding shares is not accompanied by a proportionate increase in the net assets of the Company. Common stockholders of the Company should also consider that they have no subscription, preferential  or preemptive  rights to acquire  additional  shares of the common stock  proposed to be authorized for issuance,  and thus any future  issuance of common  stock will  dilute  such  stockholders'  holdings  of common  stock as a percentage  of shares  outstanding  to the extent  stockholders  do not purchase sufficient  shares  in the  offering  to  maintain  their  percentage  interest.
Further,  if current  stockholders  of the Company  either do not  purchase  any shares in an offering  conducted  by the Company or do not  purchase  sufficient shares in the offering to maintain  their  percentage  interest,  regardless  of whether such offering is above or below the then current NAV, their voting power will be  diluted.  Common  stockholders  should  also  consider  the impact that issuances of shares of common stock below NAV will have on the Company's expense ratio.  In general,  assuming that a fund's  expenses  consist of both fixed and variable  costs,  any time the fund  issues  shares  the  expense  ratio  should decrease  because the fixed costs are spread over a larger amount of assets.  If the Company  issues  shares of common  stock below NAV,  assuming  its  expenses consist of both fixed and  variable  costs,  the  Company's  expense  ratio will decrease;  however, it will not decrease as much as it would have had the shares been issued at NAV.

                                       11

Required Vote

     The proposal  must be approved by both (a) the  affirmative  vote of common stockholders  holding a majority of all common  stock,  and (b) the  affirmative vote of common  stockholders  who are not affiliated  persons of the Company and who hold a majority of all common stock held by common  stockholders who are not affiliates of the Company. If both approvals are not obtained, the proposal will not pass.

     For the purpose of determining whether  stockholders  holding a majority of all common stock and stockholders who are not affiliated  persons of the Company approved  this  proposal,  each  common  share  is  entitled  to one  vote,  and abstentions and broker non-votes, if any, will have the effect of a vote against the proposal.

BOARD RECOMMENDATION

     The  Board  of  Directors  of  the  Company  unanimously   recommends  that
stockholders of the Company vote "for" the proposal to allow the Company to sell its common shares below net asset value.

                                 PROPOSAL THREE

          APPROVAL TO SELL WARRANTS OR OPTIONS TO ACQUIRE COMMON SHARES

     Under the 1940 Act, the Company may issue  warrants or options to subscribe for or convert to common shares of the Company, and subsequently issue shares of common  stock  upon  the  exercise  of such  warrants  or  options,  if  several conditions are satisfied.  Specifically,  any warrants or options must expire by their  terms  within  ten  (10)  years  and if  such  warrants  or  options  are accompanied  by any other  security  of the Company at the time they are issued, then such warrants or options cannot be transferred  separately  from that other security  unless  any  class of the  warrants  or  options  or the  accompanying securities  have  been  publicly  distributed.  In  addition,  the  exercise  or conversion  price of the  warrants  or options  cannot be less than the  current market value of the common shares of the Company at the date of issuance,  or if no such  market  value  exists,  the  current  NAV of the  common  shares of the
Company.  Finally,  the amount of common stock issuable upon the exercise of all outstanding  warrants or options  cannot  exceed 25% of the common shares of the
Company  outstanding  when the  warrants or options are issued.  The  subsequent issuance of common  shares of the Company upon  exercise of properly  authorized warrants or options is  permitted  without  regard to the NAV or market value of the common shares of the Company at the time of exercise. The Company is seeking approval  of this  proposal so that it may,  in one or more  transactions,  sell warrants or options, either as part of an offering of other securities issued by the Company,  or independent of an offering of any securities of the Company. If approved, the authorization would be effective for a period expiring on the date of the Company's  2009 Annual  Meeting of  Stockholders,  expected to be held in
April 2009.

     The Company expects that it will be periodically  presented with attractive investment  opportunities to acquire securities that require the Company to make its investment  commitment  quickly.  Because the Company generally  attempts to remain  fully  invested  and does not  intend to  maintain  excess  cash for the purpose of making these investments,  the Company may be unable to capitalize on investment  opportunities  presented to it unless it quickly raises capital. The
Board of Directors of the Company  believes that the Company  having the ability to issue warrants or options in certain  instances will benefit all stockholders of the Company.  Approval of this proposal would give the Company the ability to sell,  either alone or in conjunction  with the sale of another  security of the
Company,  warrants  or options as part of the  Company's  financing  and capital raising activities. This ability may provide the Company its most cost-effective way to raise capital to promptly capitalize on investment opportunities.

                                       12

     The  issuance of warrants or options may also lower the  Company's  expense ratio by  spreading  fixed  costs over a larger  asset  base.  The  issuance  of additional  common shares resulting from the exercise of any warrants or options might also enhance the liquidity of the Company's  common shares on the New York
Stock Exchange.

     The Board of Directors,  including a majority of the independent directors, has approved  submitting this proposal to the Company's  stockholders  for their approval.

     Before  voting on this  proposal  or  giving  proxies  with  regard to this matter,  common stockholders should consider the dilutive effect of the issuance of shares of the Company's common stock pursuant to the exercise of any warrants or  options.  The  issuance  of common  shares of the  Company  pursuant  to the exercise  of any such  warrants or options  will dilute the voting  power of the stockholders of the Company.

Required Vote

     This proposal must be approved by the affirmative vote of a majority of the votes  cast,  in person or by proxy,  at the  meeting  by the  holders of common stock.

     Solely for the purpose of determining  whether a majority of the votes cast by the common stockholders approved this proposal, each common share is entitled to one vote, and abstentions  and broker  non-votes will not be counted as votes cast and will have no effect on the result of the vote.

BOARD RECOMMENDATION

     The  Board  of  Directors  of  the  Company  unanimously   recommends  that
stockholders of the Company vote "for" the proposal to allow the Company to sell warrants or options to acquire common shares of the Company.

                                  PROPOSAL FOUR

                          RATIFICATION OF SELECTION OF
                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The Board of Directors of the Company  recommends that the  stockholders of the Company  ratify the  selection of Ernst & Young LLP ("E&Y") as the Company's independent  auditors,  to audit the accounts of the Company for the fiscal year ending  November 30, 2008.  E&Y's  selection was approved by the Company's Audit and Valuation  Committee at a meeting held on February 27, 2008. Their selection also was ratified and approved by the vote, cast in person, of a majority of the directors  of the  Company,  including a majority of the  directors  who are not
"interested  persons" of the Company within the meaning of the 1940 Act, and who are  "independent" as defined in the New York Stock Exchange listing  standards, at a meeting held on February 27, 2008.

     E&Y has audited the  financial  statements  of  the Company  since prior to the Company's  commencement  of operations on December 8, 2005 and does not have any direct financial interest or any material indirect financial interest in the
Company.  A representative of E&Y is expected  to  be  available  at the meeting and to have the  opportunity  to make a  statement  and  respond to  appropriate questions from the  stockholders.  The Company's  Audit and Valuation  Committee intends to meet twice  each year  with  representatives  of  E&Y to discuss  the scope of their  engagement,  review the financial  statements of the Company and the results of their examination.

                                       13

Required Vote

     E&Y  will  be  ratified  as the  Company's  independent  registered  public accounting  firm by the  affirmative  vote of a majority of the votes  cast,  in person or by proxy,  at the meeting by the holders of common stock.  Each common share is entitled to one vote on this proposal.  For the purposes of the vote on this  proposal,  abstentions  and broker  non-votes will not be counted as votes cast and will have no effect on the result of the vote.

                      AUDIT AND VALUATION COMMITTEE REPORT

         The Audit and Valuation  Committee of the Company reviews the Company's annual financial  statements with both management and the Company's  independent auditors and reviews the portfolio company valuations  proposed by the Adviser's investment committee.

         The Audit and Valuation  Committee of the Company,  in discharging  its duties,  has met with and has held discussions with management and the Company's independent  auditors.  The Audit  and  Valuation  Committee  has  reviewed  and discussed the Company's audited  financial  statements for the fiscal year ended
November 30, 2007 with management of the Company.  Management of the Company has represented  to the  independent  auditors  of the  Company  that the  Company's financial  statements were prepared in accordance with U.S.  generally  accepted accounting principles.

         The  Audit  and  Valuation   Committee  has  also  discussed  with  the
independent  auditors of the Company the matters required to be discussed by the
Statement on Auditing Standards No. 114 (The Auditor's  Communication With Those
Charged With  Governance).  The independent  auditors of the Company provided to the Audit  and  Valuation  Committee  the  written  disclosures  and the  letter
required  by   Independence   Standards   Board  Standard  No.  1  (Independence
Discussions  with  Audit  Committees),  and the  Audit and  Valuation  Committee
discussed with  representatives of the independent auditors of the Company their firm's independence with respect to the Company.

         Based on the Audit and  Valuation  Committee's  review and  discussions with  management  and  the  independent  auditors,  and the  representations  of management and the reports of the  independent  auditors to the  committee,  the
Audit and  Valuation  Committee  recommended  that the Board include the audited financial statements of the Company in the Report.

                                 The Audit and Valuation Committee of the Company

                                 Conrad S. Ciccotello (Chairman)
                                 Charles E. Heath
                                 John R. Graham

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     On February 27, 2008, the Company's Audit and Valuation  Committee selected
E&Y as the independent  registered public accounting firm to audit the books and records of the  Company for its fiscal year ending  November  30,  2008.  E&Y is registered with the Public Company Accounting Oversight Board.

                                       14

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                                FEES AND SERVICES

         The following table sets forth the approximate amounts of the aggregate fees billed to the Company by E&Y for the fiscal  year ended  November  30, 2007 and 2006, respectively:

                                         2007        2006(1)
          Audit Fees(2)               $            $133,600
          Audit-Related Fees(3)       $            $  5,000
          Tax Fees(4)                 $            $ 18,900
          All Other Fees              $     -             -
          Aggregate Non-Audit Fees    $            $ 23,900

     1    Period from  December 8, 2005 to November  30,  2006.  The Company was
          formed on September 8, 2005,  but did not  commence  operations  until
          December 8, 2005.  Thus, the Company did not pay any fees to E&Y prior to December 8, 2005.

     2    For  professional  services  rendered  auditing the  Company's  annual financial  statements,  reviewing  interim financial  statements,  and reviewing the Company's statutory and regulatory filings with the SEC,
          including  the  Company's   filings  related  to  its  initial  public
          offering.  The audit fees for  November  30, 2007 are based on amounts billed and expected to be billed by E&Y.

     3    For  professional  services  rendered  researching  the application of accounting standards.

     4    For professional  services rendered to the Company for tax compliance, tax advice and tax planning.

     The Audit and  Valuation  Committee  of the  Company  adopted  pre-approval polices  and  procedures  on  September  12,  2005.  Under  these  policies  and procedures,  the Audit and Valuation Committee of the Company pre-approves:  (i)
the selection of the Company's  independent  registered  public accounting firm;
(ii) the engagement of the  independent  registered  public  accounting  firm to provide any  non-audit  services to the  Company;  (iii) the  engagement  of the independent  registered public accounting firm to provide any non-audit services to the Adviser or any entity controlling, controlled by, or under common control with  the  Adviser  that  provides  ongoing  services  to  the  Company,  if the engagement  relates  directly to the operations  and financial  reporting of the
Company;  and (iv) the fees and other compensation to be paid to the independent registered  public  accounting  firm.  The  Chairman of the Audit and  Valuation
Committee of the Company may grant the  pre-approval  of any  engagement  of the independent  registered  public  accounting firm for non-audit  services of less than $10,000,  and such  delegated  pre-approvals  will be presented to the full
Audit and  Valuation  Committee  at its next  meeting  for  ratification.  Under certain limited  circumstances,  pre-approvals are not required under securities law  regulations  for  certain  non-audit  services  below  certain  de  minimus thresholds.  Since the Company's adoption of these policies and procedures,  the
Audit and  Valuation  Committee  of the Company has  pre-approved  all audit and non-audit  services  provided  to the  Company  by E&Y.  None of these  services provided by E&Y were approved by the Audit and Valuation  Committee  pursuant to the de minimus exception under Rule  2.01(c)(7)(i)(C)  or Rule 2.01(c)(7)(ii) of
Regulation S-X.

     In 2007, the Adviser incurred  approximately $10,000 in fees payable to E&Y in connection with determining the Adviser's  compliance with GIPS(R)  standards in 2006,  and in  addition,  in 2006 the Adviser  paid E&Y fees in the amount of
$20,500 in connection with determining the Adviser's compliance with AIMR-PPS(R)
standards  in 2005 and  2004.  Additionally,  the  Adviser  paid E&Y in 2007 for general tax consulting  services in the amount of $12,000 for services delivered in 2006.  These  non-audit  services were not required to be  preapproved by the
Company's Audit and Valuation Committee.  No entity controlling,  controlled by, or under common control with the Adviser that provides  ongoing  services to the
Company  has paid to E&Y or been billed for fees by E&Y for  non-audit  services rendered to the Adviser or such entity  during the fiscal  years ended  November
30, 2006 and November 30, 2007.

                                       15

     The Audit and  Valuation  Committee of the Company has  considered  whether
E&Y's  provision of services  (other than audit  services)  to the Company,  the
Adviser or any entity  controlling,  controlled by, or under common control with the Adviser that provides services to the Company is compatible with maintaining
E&Y's independence in performing audit services.

                                  OTHER MATTERS

     The Board of  Directors of the Company  knows of no other  matters that are intended to be brought  before the meeting.  If other  matters are presented for action,  the  proxies  named in the  enclosed  form of proxy  will vote on those matters in their sole discretion.

         SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

     At December 31, 2007,  each  director,  each officer and the  directors and officers as a group,  beneficially  owned (as determined  pursuant to Rule 13d-3 under the  Exchange  Act) the  number of shares of common  stock of the  Company listed  in the  table  below  (or  percentage  of  outstanding  shares).  Unless otherwise  indicated,  each individual has sole investment and voting power with respect to the shares listed in the table below.

                                                          Number of
      Directors and Officers                             Common Shares       Percent of Class(1)
      ----------------------                             -------------       -----------------------

      Independent Directors
           Conrad S. Ciccotello(2)                          2,859.26                  *
           John R. Graham(3)                                5,165.37                  *
           Charles E. Heath(4)                              3,874.03                  *

      Interested Directors and Officers
           H. Kevin Birzer(5)                             25,973.83                   *
           Terry C. Matlack(6)                              9,366.07                  *
           David J. Schulte(7)                           13,121.87                    *
           Zachary A. Hamel(8)                             5,624.34                   *
           Kenneth P. Malvey(9)                            8,200.89                   *
          Edward Russell                                   5,431.87                   *

           Directors and Officers as a Group             79,617.53                    *

*Indicates less than 1%.

(1)  Based on 8,858,168  shares of common stock  outstanding  as of December 31,
     2007.
(2)  Mr.  Ciccotello  holds  1,009.26  of these  shares  jointly  with his wife.
     Includes 250 shares of common stock that may be acquired  through  warrants that are currently exercisable.
(3)  These shares are held of record by the John R. Graham Trust U/A dtd 1/3/92,
     John R. Graham,  sole trustee and include warrants to purchase 1,000 shares of common stock that may be acquired  through  warrants  that are currently exercisable.
(4)  These shares are held of record by the Charles E Health Trust No. 1 dtd U/A
     2/1/92, Charles E. Heath, co-trustee and include 750 shares of common stock that may be acquired through warrants that are currently exercisable.
(5)  Mr. Birzer holds 24,773.83  shares and 1,325 warrants jointly with his wife and holds  1,200  shares  for the  benefit  of his  children  in an account established  under the Kansas Uniform Transfer to Minor's Act for which his wife is the  custodian.  Includes  1,325 shares of common stock that may be acquired through warrants that are currently exercisable.
(6)  These shares are held of record by the Matlack Living Trust dtd 12/30/2004, for which Mr. Matlack and his wife are  co-trustees  and include 616 shares of common stock that may be acquired  through  warrants  that are currently exercisable.

                                       16

(7)  Includes 1,128 shares of common stock that may be acquired through warrants that are  currently  exercisable.  Mr.  Schulte holds 12,083 shares and 966 warrants  jointly  with his  wife;  200  shares  are held in  accounts  for spouse's  children for which she is the custodian and of which Mr.  Schulte disclaims beneficial ownership.
(8)  Includes 416 shares of common stock that may be acquired  through  warrants that are  currently  exercisable.  (9) Mr.  Malvey holds 100 shares for the benefit of his child in an account for which he is the custodian, and holds 166  warrants  jointly  with his wife;  1,500  shares are held by his wife.  Includes  347 shares of common  stock that may be  acquired  through warrants that are currently exercisable.

     The table below  indicates  the  persons  known to the Company to own 5% or more of its shares of common  stock as of  December  31,  2007.  The  beneficial owners  listed below share the power to vote and dispose of the shares listed in the table below.

                                                             Number of Common
                            Name and Address                      Shares            Percent of Class
                            ----------------                      ------            ----------------
         Kenmont Investments Management, L.P.                   948,322 (1)               10.4%
         711 Louisiana, Suite 1750, Houston, TX  77002

         Kensington Investment Group, Inc.                      852,500(2)                9.6%
         4 Orinda Way, Suite 200C, Orinda, CA  94563

     (1)  Information  with  respect to Kenmont  entities is based on a Schedule
          13G  filed  on May 11,  2007.  Kenmont  Investments  Management,  L.P.
          ("Kenmont")  serves as  investment  manager to several  entities  that beneficially own the Company's securities, each of which is more fully described in that  Schedule  13G.  Includes  281,666  shares of common stock  that  may be  acquired  through  warrants  that  are  currently exercisable.

     (2)  Information with respect to Kensington  Investment Group, Inc. and its beneficial  ownership  is based on a Schedule 13G filed on January 14,
          2008. Shares are owned indirectly by Kensington Investment Group, Inc.
          in their capacity as general partner and investment adviser to private
          investment   partnerships  and  as  the  investment   adviser  to  The
          Kensington Funds, a Registered Investment Company.

     At December 31,  2007,  each  director  beneficially  owned (as  determined pursuant to Rule  16a-1(a)(2)  under the Exchange Act) shares of the Company and in all Funds  overseen by each  director in the same Fund Complex  having values within the indicated dollar ranges. Other than with respect to the Fund Complex, none of the Company's  directors who are not interested  persons of the Company, nor any of their immediate family members, has ever been a director,  officer or employee of the Adviser or its affiliates.

                                                                                   Aggregate Dollar Range of
                                                                                 Holdings in Funds Overseen by
                                           Aggregate Dollar Range of Holdings             Director in
                Director                          in the Company (1)(2)               Fund Complex (2)(3)
                --------                          ---------------------               -------------------

Interested Persons
  H. Kevin Birzer                                  Over $100,000                         Over $100,000
  Terry C. Matlack                                 Over $100,000                         Over $100,000

Independent Persons
  Conrad S. Ciccotello                             $10,001-$50,000                       Over $100,000
  John R. Graham                                   $50,001-$100,000                      Over $100,000
  Charles E. Heath                                 $10,001-$50,000                       Over $100,000

------------
(1)  Based on the closing price of the  Company's  common shares on the New York
     Stock Exchange on December 31, 2007.

                                       17

(2)  No value included for warrants to purchase  shares of the Company's  common stock  held by the  directors  since  the  exercise  price of the  warrants exceeded the closing price of the  Company's  common shares on the New York
     Stock Exchange on December 31, 2007.
(3)  Includes the Company,  TYG, TYY,  TYN, TTRF and TGOC.  Amounts based on the closing price of the common shares of the Company,  TYG, TYY and TYN on the
     New York Stock  Exchange on December  31, 2007 and the most recent  private placement price of the common shares of TTRF and TGOC.

              CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

     The Company has written  policies and  procedures  in place for the review, approval  and  monitoring  of  transactions  involving  the  Company and certain persons  related to the Company.  For example,  the Company has a Code of Ethics that requires any director,  officer,  manager or employee of the Company or the
Company's investment Adviser to disclose any personal interest that is, or might be, in conflict with the interest of the Company, and the nature of the conflict to the Company's Chief  Compliance  Officer for appropriate  consideration.  The
Code of Ethics also establishes  personal  trading  procedures for the Company's directors,  officers and other access persons.  Under the Code of Ethics, access persons may not buy or sell  securities of the Company or energy  infrastructure
companies   without   preclearing  the  transaction  with  the  Company's  Chief
Compliance  Officer,  and are required to report their  securities  holdings and
securities   transactions  to  the  Chief  Compliance  Officer.  As  a  business development  company,  the 1940 Act also imposes regulatory  restrictions on our ability to engage in certain related party transactions. The Company has written procedures  which prohibit certain  transactions  with affiliates of the Company and require board approval of certain  transactions  with affiliated  persons of the Company.

     Tortoise Capital Advisors,  L.L.C. is the Company's investment adviser. The
Adviser's  address is 10801 Mastin  Boulevard,  Suite 222, Overland Park, Kansas
66210.  Fountain  Capital's  ownership  in the  Adviser was  transferred  to FCM
Tortoise L.L.C. ("FCM"), a recently formed affiliate with the same principals as
Fountain Capital  effective as of August 2, 2007. The transfer did not result in a change in  control  of the  Adviser.  FCM has no  operations  and  serves as a holding company. FCM and KCEP control the Adviser through their equity ownership and  management  rights in the Adviser.  As of January 31, 2008, the Adviser had
approximately $2.9 billion of client assets under management. The Adviser may be contacted at the address listed above.

     Pursuant  to the terms of an  investment  advisory  agreement  between  the
Company and the Adviser, dated January 1, 2007 (the "Advisory  Agreement"),  the
Company pays the Adviser a fee consisting of two components - a base  management fee and an incentive fee. The base  management fee is paid quarterly in arrears, and is equal to  0.375%  (1.5%  annualized)  of the  Company's  average  monthly
Managed   Assets  (total  assets,   including  any  assets   purchased  with  or
attributable to any borrowed  funds,  minus accrued  liabilities  other than (i)
deferred taxes, and (ii) debt entered into for the purpose of leverage) for such quarter.

     The incentive  fee consists of two parts.  The first part,  the  investment income fee, is calculated and payable quarterly in arrears and will equal 15% of the  excess,  if any,  of the  Company's  net  investment  income for the fiscal quarter  over  a  quarterly  hurdle  rate  equal  to 2% (8%  annualized)  of the
Company's average monthly net assets for the quarter.

     The second  part of the  incentive  fee,  the  capital  gains fee,  will be determined  and payable in arrears as of the end of each  fiscal year (or,  upon termination of the Advisory  Agreement,  as of the termination  date),  and will equal (i) 15% of (a) the  Company's  net realized  capital gains on a cumulative basis from the  commencement of the Company's  operations on December 8, 2005 to the end of each fiscal year, less (b) any unrealized capital depreciation at the end of such fiscal year,  less (ii) the  aggregate  amount of all capital  gains fees paid to the Adviser in prior fiscal years.

                                       18

     In November 2007, the Adviser agreed that it will reimburse the Company for expenses incurred by the Company beginning September 1, 2007 and ending December
31, 2008 on a quarterly  basis in an amount  equal to an annual rate of 0.25% of the Company's average monthly Managed Assets for that quarter.  The Adviser also terminated its right to receive the capital gains incentive fee described above, to the extent, and only to the extent,  such fee would be due as to that portion of any scheduled periodic  distributions made possible by the normally recurring cash flow from the operations of portfolio companies ("Expected  Distributions")
that is  characterized  by the Company as a return of capital for book purposes.
This does not apply to any portion of any distribution  from a portfolio company that is not an Expected Distribution.  For the year ended November 30, 2007, the portion of the capital  gains  incentive fee that was  attributable  to expected distributions  characterized  by the  Company  as  return  of  capital  for book purposes since its commencement of operations amounted to $1,326,001.  In fiscal year 2007, the Company incurred approximately $1,831,878 in base management fees due to the  Adviser  under the  Advisory  Agreement,  net of $94,181 in expenses reimbursed by the Adviser.  During the year ended November 30, 2007, the Company accrued  no  investment  income  incentive  fees,  and  accrued  $307,  611 as a provision for capital gains incentive fees.  Pursuant to the Advisory Agreement, the capital gains  incentive fee is paid annually only if there are  realization events and only if the calculation defined in the agreement results in an amount due.  As of November  30,  2007,  no amount was  required to be paid for capital gains incentive fees.

     The Adviser's  services under the Advisory Agreement will not be exclusive, and it is free to  furnish  the same or  similar  services  to  other  entities, including businesses that may directly or indirectly compete with the Company so long as its  services to the Company are not  impaired by the  provision of such services to others.  The other funds and private accounts managed by the Adviser may make investments similar to investments that the Company may pursue.  Unlike the other funds managed by the Adviser (other than TGOC), the Company  generally targets  investments  in  companies  that  are  privately-held  or  have  market capitalizations  of less than $250 million,  and that are earlier in their stage of development. This may change in the future, however. Accordingly, the Adviser and the  members  of its  investment  committee  may have  obligations  to other investors,  the  fulfillment  of which might not be in the best interests of the
Company or its stockholders,  and it is possible that the Adviser might allocate investment  opportunities  to other entities,  and thus might divert  attractive investment opportunities away from the Company.  However, the Adviser intends to allocate investment opportunities in a fair and equitable manner consistent with the Company's  investment  objectives  and  strategies,  and in accordance  with written allocation  policies and procedures of the Adviser,  so that the Company will not be disadvantaged in relation to any other client.

     Pursuant  to the  Advisory  Agreement,  the Adviser  has  consented  to the
Company's use on a non-exclusive,  royalty-free basis, of the name "Tortoise" in the Company's  name. The Company will have the right to use the "Tortoise"  name so long as the Adviser or one of its approved  affiliates  remains the Company's investment  Adviser.  Other than with respect to this limited right, the Company will have no legal  right to the  "Tortoise"  name.  This right  will  remain in effect for so long as the Advisory  Agreement  with the Adviser is in effect and will automatically terminate if the Advisory Agreement were to terminate for any reason, including upon its assignment.

     The Company has also  entered  into an  Administration  Agreement  with the
Adviser  pursuant to which the Adviser acts as the Company's  administrator  and performs  (or oversees or arranges for the  performance  of) the  administrative services  necessary for the Company's  operation,  including without  limitation providing the Company with equipment,  clerical, book keeping and record keeping services.  For these  services the Company pays the Adviser a fee equal to equal to 0.07% of the  Company's  aggregate  average  daily  Managed  Assets up to and including $150 million,  0.06% of aggregate  average daily Managed Assets on the next $100 million,  0.05% of aggregate  average daily Managed Assets on the next
$250 million and 0.02% on the balance of the Company's  aggregate  average daily
Managed Assets. The continuation of the administration agreement was approved by the Board of Directors,  including the  independent  directors,  on November 12,
2007.

                                       19

     The Adviser is controlled  directly or indirectly by David J. Schulte,  the
Company's  Chief  Executive  Officer;  Terry  Matlack,  a director and the Chief
Financial  Officer and Assistant  Treasurer of the Company;  H. Kevin Birzer,  a
director and Chairman of the Board of the Company; Zachary A. Hamel, Senior Vice
President  of the Company  and Kenneth P.  Malvey,  Senior  Vice  President  and
Treasurer of the Company,  among others.  Each of these individuals are employed by the  Adviser and have  indirect  ownership  and  financial  interests  in the
Adviser.  As a  result,  they may each be deemed  to have an  indirect  material interest in fees paid to the Adviser.

     The Company has retained Duff & Phelps, LLC, an independent valuation firm, to provide third party  valuation  consulting  services which consist of certain limited procedures that the Board has identified and requested they perform. The
Board of Directors is ultimately and solely responsible for determining the fair value of the  investments  in good faith.  At the time of their  retention,  the
Board of Directors  was aware that both Duff & Phelps,  LLC and  Atlantic  Asset
Management LLC ("Atlantic") were minority investments of Lovell Minnick Partners
LLC.  Atlantic is a minority  owner of Fountain  Capital,  an  affiliate  of the
Adviser, and holds a non-voting Class B economic interest in the Adviser.

     The Adviser has entered into a sub-Advisory Agreement with Kenmont. Kenmont is a registered  investment Adviser with experience  investing in privately-held and public  companies in the U.S.  energy and power  sectors.  Kenmont  provides additional  contacts and  enhances the number and range of potential  investment opportunities  in which the Company has the  opportunity to invest.  The Adviser compensates  Kenmont for the  services it provides to the  Company.  The Adviser also  indemnifies  and holds the Company  harmless from any obligation to pay or reimburse Kenmont for any fees or expenses incurred by Kenmont in providing such services to the Company.  Kenmont will be indemnified by the Adviser for certain claims  related to the services it provides and  obligations  assumed  under the sub-advisory agreement.

     Kenmont  Special  Opportunities  Master Fund L.P. (an affiliate of Kenmont)
purchased  666,666 of the  Company's  common shares and 166,666 of the Company's warrants in the private placement  completed in January 2006 and purchased $8.05 million, or 536,666 shares, of the Company's Series A Redeemable Preferred Stock and 80,500 of the  Company's  warrants to purchase  common shares in the private placement completed in December 2006. Kenmont Special  Opportunities Master Fund
L.P. subsequently transferred 161,500 of these common shares and 40,400 of these warrants to its  affiliate,  Man Mac Miesque  10B,  Limited Ltd. Man Mac Miesque
10B, Limited Ltd.  purchased 230,000 shares of the Company's Series A Redeemable
Preferred  Stock and 34,500 of the Company's  warrants to purchase common shares in the private  placement  in December  2006.  On February 7, 2007,  the Company
redeemed  all of its  outstanding  preferred  stock at $15.00 per share plus a 2 percent  premium.  Entities  managed by Kenmont  own  approximately  7.5% of the
Company's  outstanding  common  shares and  warrants to  purchase an  additional
281,666 common shares.

                             ANNUAL MEETING MATTERS

     Outstanding  Stock.  At the record date,  the Company had 8,858,168  common shares issued and outstanding.

     How Proxies Will Be Voted. All proxies  solicited by the Board of Directors of the Company that are properly executed and received prior to the meeting, and that are not revoked, will be voted at the meeting.  Shares represented by those proxies will be voted in accordance with the  instructions  marked on the proxy.
If no  instructions  are  specified,  shares  will be  counted as a vote FOR the proposals described in this proxy statement.

                                       20

     How To Vote. Complete,  sign and date the enclosed proxy card and return it in the enclosed envelope or attend the Annual Meeting and vote in person.

     Expenses and Solicitation of Proxies.  The expenses of preparing,  printing and mailing the  enclosed  proxy card,  the  accompanying  notice and this proxy statement and all other costs in  connection  with the  solicitation  of proxies will be borne by the Company.  The Company may also reimburse banks, brokers and others for their reasonable  expenses in forwarding proxy solicitation  material to the  beneficial  owners  of  shares of the  Company.  In order to obtain  the necessary  quorum at the meeting,  additional  solicitation may be made by mail, telephone,  telegraph, facsimile or personal interview by representatives of the
Company,  the Adviser,  the  Company's  transfer  agent,  or by brokers or their representatives  or by a solicitation firm that may be engaged by the Company to assist in proxy solicitations.  If a proxy solicitor is retained by the Company, the costs  associated with all proxy  solicitation are not anticipated to exceed
$35,000.  The  Company  will not pay any  representatives  of the Company or the
Adviser  any  additional  compensation  for their  efforts to  supplement  proxy solicitation.

     Revoking  a Proxy.  You may revoke  your proxy at any time by: (i)  sending prior to the meeting a letter  stating that you are  revoking  your proxy to the
Secretary  of the  Company at the  Company's  offices  located  at 10801  Mastin
Boulevard,  Suite 222, Overland Park, Kansas 66210; (ii) properly  executing and sending  prior to the  meeting  a  later-dated  proxy;  or (iii)  attending  the meeting,  requesting  return of any previously  delivered  proxy,  and voting in person.

     Quorum. The presence,  in person or by proxy, of holders of shares entitled to cast a majority of the votes  entitled to be cast  constitutes a quorum.  For purposes of determining  the presence or absence of a quorum,  shares present at the annual  meeting that are not voted,  or  abstentions,  and broker  non-votes
(which occur when a broker has not received  directions  from customers and does not have discretionary  authority to vote the customers' shares) will be treated as shares that are present at the meeting but have not been voted.

     If a quorum  is not  present  in  person  or by proxy at the  meeting,  the chairman of the meeting or the  stockholders  entitled to vote at such  meeting, present in person or by proxy,  have the power to adjourn  the meeting to a date not more than 120 days after the original  record date without notice other than announcement at the meeting.

     Availability  of Annual Report.  The Company's  Annual Report  includes its annual  report  on Form  10-K for the year  ended  November  30,  2007  (without exhibits) as filed with the SEC. The Company  will furnish  without  charge upon written  request a copy of its annual report on Form 10-K.  The annual report on
Form 10-K  includes a list of all  exhibits  thereto.  The Company  will furnish copies of such  exhibits  upon  written  request and  payment of its  reasonable expenses in  furnishing  such  exhibits.  Each such  request must include a good faith representation that, as of the record date, the person making such request was a beneficial  owner of the Company's  common shares  entitled to vote at the annual meeting of  stockholders.  Such written request should be directed to the
Company's  Secretary,  Tortoise  Capital  Resources  Corporation,  10801  Mastin
Boulevard, Suite 222, Overland Park, Kansas 66210, (866)-362-9331.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires each of the Company's  directors and officers, the Adviser, affiliated persons of the Adviser and persons who own more than 10% of a registered class of the Company's  equity  securities to file forms reporting their  affiliation with the Company and reports of ownership and changes in ownership of the Company's shares with the SEC and the New York Stock
Exchange.  Those persons and entities are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.  Based on a review of those forms furnished to the Company, the Company believes that its directors and officers,  the Adviser and  affiliated  persons of the Adviser

                                       21

have complied with all applicable Section 16(a) filing  requirements  during the last fiscal year,  except that in the initial  Form 3 filings for the  Company's directors and officers  (other than Mr.  Russell),  their common share  warrants were inadvertently omitted. On August 29, 2007, Form 3 amendments were filed for each of these  individuals  reporting  their  ownership of the Company's  common share warrants.  To the knowledge of management of the Company, no person, other than Kenmont Investments  Management,  L.P., is the beneficial owner (as defined in Rule  16a-1  under  the  Exchange  Act) of more  than  10% of a class  of the
Company's equity securities.

                                  ADMINISTRATOR

     The Company has entered into an Administration  Agreement with the Adviser, pursuant  to which  the  Adviser  performs  (or  oversees  or  arranges  for the
performance  of)  the  administrative   services  necessary  for  the  Company's
operation,   including  without  limitation   providing   equipment,   clerical,
bookkeeping  and record  keeping  services.  The address of the Adviser is 10801
Mastin Boulevard, Suite 222, Overland Park, Kansas 66210.

                           STOCKHOLDER COMMUNICATIONS

     Stockholders are able to send  communications  to the Board of Directors of the Company.  Communications should be addressed to the Secretary of the Company at its principal  office at 10801 Mastin  Boulevard,  Suite 222,  Overland Park,
Kansas 66210. The Secretary will forward any communications received directly to the Board of Directors.

                    CODE OF BUSINESS CONDUCT, CODE OF ETHICS
                         AND CORPORATE GOVERNANCE POLICY

     The Company has adopted a code of business conduct,  a code of ethics which applies to the Company's  principal  executive  officer and principal  financial officer and a corporate  governance  policy. The Company has also adopted a code of ethics  pursuant to Rule 17j-1 under the 1940 Act that  establishes  personal trading procedures for employees designated as access persons. Each is available on the Company's website  (www.tortoiseadvisers.com/tto.cfm)  or in print to any shareholder  who  requests it from the  Secretary of the Company at 10801 Mastin
Boulevard,  Suite 222,  Overland Park, Kansas 66210.  STOCKHOLDER  PROPOSALS AND
NOMINATIONS FOR THE 2009 ANNUAL MEETING

     Method for Including Proposals in the Company's Proxy Statement.  Under the
rules of the SEC, if you want to have a proposal included in the Company's proxy statement  for its next annual  meeting of  stockholders,  that proposal must be received by the Secretary of the Company at 10801 Mastin  Boulevard,  Suite 222,
Overland  Park,  Kansas  66210,  not  later  than  5:00  p.m.,  Central  Time on
_________,  2008. Such proposal must comply with all applicable  requirements of
Rule 14a-8 of the Exchange  Act.  Timely  submission of a proposal does not mean the proposal will be included in the proxy material sent to stockholders.

     Other Proposals and Nominations. If you want to nominate a director or have  other  business  considered  at  the  Company's  next  annual  meeting  of stockholders  but do not want those items included in its proxy  statement,  you must comply with the advance notice provision of the Company's Bylaws. Under the
Company's  Bylaws,  nominations  for director or other business  proposals to be addressed at the Company's next annual meeting may be made by a stockholder  who has  delivered  a  notice  to the  Secretary  of the  Company  at  10801  Mastin
Boulevard,  Suite 222,  Overland Park,  Kansas 66210, no earlier than _________,
2008 nor later than 5:00 p.m.  Central Time on _________,  2008. The stockholder must satisfy  certain  requirements  set forth in the  Company's  Bylaws and the notice must contain specific  information required by the Company's Bylaws. With respect to nominees for director,

                                       22

the notice must include, among other things, the name, age, business address and residence  address of any nominee for director,  certain  information  regarding such person's ownership of Company shares, and all other information relating to the nominee as is required to be  disclosed  in  solicitations  of proxies in an election  contest or as otherwise  required by Regulation 14A under the Exchange
Act. With respect to other business to be brought  before the meeting,  a notice must include, among other things, a description of the business and any material interest in such  business by the  stockholder  and certain  associated  persons proposing  the  business.  Any  stockholder  wishing to make a  proposal  should carefully  read  and  review  the  applicable  Company's  Bylaws.  A copy of the
Company's  Bylaws may be obtained by contacting  the Secretary of the Company at
866-362-9331  or by  writing  the  Secretary  of the  Company  at  10801  Mastin
Boulevard,  Suite 222,  Overland  Park,  Kansas  66210.  Timely  submission of a proposal  does not mean the  proposal  will be allowed to be brought  before the meeting.

     These advance notice  provisions are in addition to, and separate from, the requirements  that a stockholder must meet in order to have a proposal  included in the Company's proxy statement under the rules of the SEC.

     A proxy granted by a stockholder will give  discretionary  authority to the proxies to vote on any matters  introduced  pursuant to the above advance notice
Bylaw provisions, subject to applicable rules of the SEC.

                                   By Order of the Board of Directors

                                   Connie J. Savage
                                   Secretary

__________, 2008

                                       23

    PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION
                           IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------
[Tortoise Logo]

Proxy -- Tortoise Capital Resources Corporation

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
THE ANNUAL MEETING OF STOCKHOLDERS - APRIL 21, 2008

The  undersigned  holder of shares of  Tortoise  Capital  Resources  Corporation appoints  David J. Schulte and Terry C.  Matlack,  or either of them,  each with power of  substitution,  to vote all shares that the  undersigned is entitled to vote at the  annual  meeting  of  stockholders  of  Tortoise  Capital  Resources
Corporation to be held on April 21, 2008 and at any adjournments thereof, as set forth on the reverse side of this card, and in their  discretion  upon any other business that may properly come before the meeting.

YOUR VOTE IS IMPORTANT.  PLEASE MARK,  SIGN, DATE AND RETURN THIS PROXY PROMPTLY
USING THE ENCLOSED POSTMARKED ENVELOPE.

                (Continued and to be signed on the reverse side)

Using a black ink pen, mark your votes with an X as shown in [ X ] this example.
Please do not write outside the designated areas.

Annual Meeting Proxy Card

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION
IN THE ENCLOSED ENVELOPE.
----------------------------------------------------------------------------------------------------------------------------------------------------
This proxy, when properly executed,  will be voted in the manner directed herein and, absent direction, will be voted "FOR" the proposals.

A.  Election of Directors - The Board of  Directors  recommends a vote "FOR" the
Nominee below. 1. Nominee:
                                            FOR               WITHHOLD
         Conrad S. Ciccotello              [   ]                [   ]

B    Issues - The Board of  Directors  recommends  a vote "FOR" the Proposal and
     Ratification below.

2.   Approval  of the  Company's  sale of common  shares  below Net Asset  Value
     ("NAV") subject to all of the following  conditions  being met: (1) the per share offering price,  before deduction of underwriting  fees,  commissions and  offering  expenses,  will not be less  than  the NAV per  share of the
     Company's  common stock, as determined at any time within two business days prior to the pricing of the common  stock to be sold in the  offering;  (2)
     immediately  following the offering,  after deducting offering expenses and underwriting  fees and  commissions,  the NAV per  share  of the  Company's common  stock,  as determined at any time within two business days prior to the pricing of the common stock to be sold,  would not have been diluted by greater than a total of 4% of the NAV per share of all  outstanding  common stock;  and (3) a majority of the Company's  independent  directors makes a determination, based on information and a recommendation from the Company's investment  Adviser,  that they reasonably expect that the investment(s) to be made with the net  proceeds  of such  issuance  will lead to a long-term increase in distribution growth.

          FOR    AGAINST   ABSTAIN

         [   ]    [   ]     [   ]

3.   Approval of the  Company's  sale of  warrants or options to acquire  common shares.

          FOR    AGAINST   ABSTAIN

         [   ]    [   ]     [   ]

4.   Ratification of Ernst & Young LLP as the Company's  independent  registered public accounting firm to audit the financial statements of the Company for the fiscal year ending November 30, 2008:

                   FOR   AGAINST  ABSTAIN

                  [   ]    [   ]    [   ]

C.   Non-Voting Issues
Change of Name or Address - Please print new information below. Meeting Attendance
-----------------------------------------------------------------------Mark box to the right      __
                                                                       if you plan to attend     |__|
                                                                       the Annual Meeting.
-----------------------------------------------------------------------

D.     Authorized  Signatures - This section must be completed  for your vote to be  counted.  - Date and Sign  Below  Please  sign  exactly  as your name appears. If acting as attorney,  executor,  trustee, or in representative capacity, sign name and indicate title.

Date (mm/dd/yyyy) -              Signature 1 - Please keep signature         Signature 2 - Please keep signature
Please print date below          within the box.                             within the box.
---------------------------      ---------------------------------------     -------------------------------------------

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